UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2022

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01       Regulation FD Disclosure.
On March 11, 2022, the U.S. District Court for the Northern District of Georgia (the “Court”) entered an order preliminarily approving a settlement and providing for notice of the settlement to stockholders of The Southern Company (the “Company”) in (i) the consolidated federal derivative action styled In re Southern Company Shareholder Derivative Litigation, No. 1:17-cv-00725-MHC (N.D. Ga.) (the “Federal Action”) and (ii) the derivative action styled Helen E. Piper Survivor’s Trust, derivatively on behalf of The Southern Company v. Thomas A. Fanning et al., No. 17-A-04758-10, Superior Court of Gwinnett County, State of Georgia (the “State Action”). The proposed settlement consists of an aggregate payment of $4,510,000 in attorneys’ fees and expenses to the stockholders’ counsel—to be paid entirely by the Company’s insurers—and adoption of various corporate governance reforms by the Company. The terms of the proposed settlement, the corporate governance reforms and the Federal Action fee and expense amount are subject to final approval by the Court. A settlement hearing is scheduled for June 1, 2022 at 9:30 a.m. Upon approval by the Court, counsel for plaintiffs in the State Action will petition the Superior Court of Gwinnett County, State of Georgia for approval of the State Action fee and expense amount.
As required by the Court’s order, the Company is hereby furnishing the Notice of Proposed Settlement and the Amended Stipulation and Agreement of Settlement as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Proposed Settlement.

99.2	Amended Stipulation and Agreement of Settlement.

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2022	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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